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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into CFM Technologies, Inc.'s previously filed Form S-8 Registration Statement File No. 333-19749.


                                                             ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
January 27, 1997